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                                                                   EXHIBIT 10.21

                           THIRD AMENDMENT AND CONSENT

          THIRD AMENDMENT AND CONSENT (this "Amendment"), dated as of December 7, 2000, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("BFDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), COLORGRAPHIC DIRECT RESPONSE LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Colorgraphic"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and together with Vertis, BFL, Olwen, BFDSL, Fusion, Pismo and Colorgraphic, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to but not including the date hereof, the "Credit Agreement");

          WHEREAS, Vertis and certain lenders party to the Senior Subordinated Credit Agreement desire to amend the Senior Subordinated Credit Agreement pursuant to that certain Second Amendment thereto, dated as of December 7, 2000 (the "Second Bridge Amendment"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the Lenders wish to grant a certain consent to, and the parties hereto wish to amend certain provisions of, the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

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I.   CONSENT AND AMENDMENT TO CREDIT AGREEMENT.

          1. The Lenders hereby consent to the modification of the definition of "Senior Subordinated Indenture" contained in the Senior Subordinated Credit Agreement pursuant to the Second Bridge Amendment insofar as (and only insofar as) such modification provides for (i) a reduction of the available basket for the Senior Credit Facility (as defined in the Senior Subordinated Credit Agreement) provided in the definition of "Permitted Indebtedness" to be included in the Senior Subordinated Indenture (as defined in the Senior Subordinated Credit Agreement) by the amount of the proceeds of Attributed Receivables Facility Indebtedness incurred by Holdings and its Subsidiaries after December 7, 2000 in excess of $130,000,000 and (ii) a reduction of the general debt basket provided in the definition of "Permitted Indebtedness" to be included in the Senior Subordinated Indenture to $30,000,000 from the general debt basket of $35,000,000 provided in the Senior Subordinated Credit Agreement.

          2. Section 9.10 of the Credit Agreement is hereby amended by inserting the text ", except to the extent such modifications or amendments are determined by the Agents to be immaterial" immediately after the text "adversely affect the interests of the Lenders" appearing in clause (i)(B) of said Section.

II.  MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

                                       -2-
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          4.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each Credit Agreement Party, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                       -3-
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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  VERTIS HOLDINGS, INC. (f/k/a Big Flower
                                    Holdings, Inc.), as a Guarantor


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President

                                  VERTIS, INC. (f/k/a Big Flower Press Holdings,
                                    Inc.), as a Borrower and a Guarantor


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  BIG FLOWER LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  OLWEN DIRECT MAIL LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  BIG FLOWER DIGITAL SERVICES LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President

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                                  FUSION PREMEDIA GROUP LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  PISMO LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  COLORGRAPHIC DIRECT RESPONSE
                                    LIMITED, as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President


                                  THE ADMAGIC GROUP LIMITED,
                                    as a Borrower


                                  By  /s/ Irene B. Fisher
                                      -----------------------------------------
                                    Title: Vice President

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                                  THE CHASE MANHATTAN BANK,
                                    Individually, and as Administrative Agent


                                  By  /s/ Robert T. Sacks
                                      -----------------------------------------
                                    Title: Managing Director


                                  BANKERS TRUST COMPANY,
                                    Individually, and as Syndication Agent


                                  By  /s/ Susan Lefevre
                                      -----------------------------------------
                                    Title: Director


                                  BANK OF AMERICA, N.A.
                                    Individually, and as Documentation Agent

                                  By  /s/ W. Larry Hess
                                      -----------------------------------------
                                    Title: Managing Director


                                  AG CAPITAL FUNDING PARTNERS, L.P.


                                  By
                                    -------------------------------------------
                                    Title:


                                  AMARA-I FINANCE, LTD.


                                  By: INVESCO Senior Secured Management, Inc.
                                      as Subadviser


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  ARCHIMEDES FINDING II, LTD.


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ARCHIMEDES FINDING III, LTD.


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ATHENA CDO, LIMITED

                                  By: Pacific Investment Management
                                      Company,
                                      as its Investment Advisor


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  AVALON CAPITAL LTD.

                                      BY:INVESCO Senior Secured Management,
                                         Inc., as Portfolio Advisor


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  FLEET NATIONAL BANK (f/k/a BankBoston,
                                    N.A.)


                                  By  /s/ Julie V. Jalelein
                                      -----------------------------------------
                                    Name:   Julie V. Jalelein
                                    Title: Managing Director

                                  BAVARIA TRR CORPORATION


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  BOEING CAPITAL CORPORATION


                                  By  /s/ James C. Hammersmith
                                      -----------------------------------------
                                    Name:   James C. Hammersmith
                                    Title: Senior Documentation Officer


                                  CAPTIVA III FINANCE LTD.,
                                    as advised by Pacific Investment Management
                                     Company


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  CAPTIVA III FINANCE LTD.,
                                    as advised by Pacific Investment Management
                                     Company


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:
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                                  CATALINA CDO LTD.

                                      By: Pacific Investment Management
                                          Company, as its Investment Advisor

                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC.


                                  By  /s/ Mike Hampton
                                      -----------------------------------------
                                    Name:    Mike Hampton
                                    Title: Assistant Vice President


                                  CREDIT AGRICOLE INDOSUEZ


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  CYPRESSTREE SENIOR FLOATING RATE FUND

                                    By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  THE DAI-ICHI KANGYO BANK, LIMITED


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  DELANO COMPANY

                                      By: Pacific Investment Management
                                          Company,  as its Investment Advisor

                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ELF FUNDING TRUST I


                                  By  /s/  Mark K. Okada
                                      -----------------------------------------
                                    Name:    Mark K. Okada
                                    Title:  Executive Vice President

                                  FIRST UNION NATIONAL BANK


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  FIRST SOURCE FINANCIAL LLP
                                    BY: FIRST SOURCE FINANCIAL, INC., AS
                                    AGENT/MANAGER


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  FLOATING RATE PORTFOLIO

                                      BY: INVESCO Senior Secured
                                          Management, Inc. as Attorney in Fact


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  FRANKLIN FLOATING RATE TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  GLENEAGLES TRADING LLC


                                  By  /s/ Ann E. Morris
                                      -----------------------------------------
                                    Name:   Ann E. Morris
                                    Title: Assistant Vice President


                                  HIGHLAND LEGACY LIMITED


                                  By  /s/ Mark K. Okada
                                      -----------------------------------------
                                    Name:   Mark K. Okada
                                    Title: Executive Vice President

                                  KZH HIGHLAND-2 LLC


                                  By  /s/ Kimberly Rowe
                                      -----------------------------------------
                                    Name:   Kimberly Rowe
                                    Title: Authorized Agent

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                                  KZH CYPRESSTREE-1 LLC


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  KZH LANGDALE LLC


                                  By  /s/ Kimberly Rowe
                                      -----------------------------------------
                                    Name:   Kimberly Rowe
                                    Title: Authorized Agent


                                  KZH STERLING LLC


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  LONGHORN CDO (Cayman) LTD.


                                  By  /s/ Jamin Patel
                                      -----------------------------------------
                                    Name:   Jamin Patel
                                    Title: Vice President


                                  MAPLEWOODS (CAYMAN) LIMITED

                                      By: MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY, AS
                                          INVESTMENT MANAGER


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  MASSMUTUAL HIGH YIELD PARTNERS II,
                                    LLC

                                      By: HYP Management, Inc.


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.


                                  By  /s/ Jamin Patel
                                      -----------------------------------------
                                    Name:   Jamin Patel
                                    Title: Vice President


                                  MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND II, INC.


                                      By: MERRILL LYNCH GLOBAL
                                          INVESTMENT SERIES: INCOME
                                          STRATEGIES PORTFOLIO


                                      By: Merrill Lynch Asset Management,
                                          L.P., as Investment Advisor


                                  By  /s/ Jamin Patel
                                      -----------------------------------------
                                    Name:   Jamin Patel
                                    Title: Vice President

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                                  MERRILL LYNCH PRIME RATE PORTFOLIO

                                      By: Merrill Lynch Asset Management,
                                          L.P., as Investment Advisor


                                  By  /s/ Jamin Patel
                                      -----------------------------------------
                                    Name:   Jamin Patel
                                    Title: Vice President


                                  METROPOLITAN LIFE INSURANCE COMPANY


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ML CLO XX PILGRIM AMERICA (CAYMAN)


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  MORGAN STANLEY DEAN WITTER PRIME
                                    INCOME TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  NATEXIS BANQUE POPULAIRES


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  NORTH AMERICAN SENIOR FLOATING RATE
                                    FUND


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  NORTHWOODS CAPITAL, LIMITED


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  OAK HILL SECURITIES FUND, L.P.

                                      By: OAK HILL SECURITIES GENPAR, L.P.,
                                          ITS GENERAL PARTNER
                                      By: OAK HILL MGP, INC.,
                                          ITS GENERAL PARTNER


                                  By  /s/ Scott D. Krase
                                      -----------------------------------------
                                    Name:   Scott D. Krase
                                    Title: Vice President


                                  OAK HILL SECURITIES FUND II, L.P.

                                      By: OAK HILL SECURITIES GENPAR II,
                                          L.P., ITS GENERAL PARTNER
                                      By: OAK HILL MGP II, INC.,
                                          ITS GENERAL PARTNER


                                  By  /s/ Scott D. Krase
                                      -----------------------------------------
                                    Name:   Scott D. Krase
                                    Title: Vice President

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                                  OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO-1, LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc. as Subadviser


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ORIX USA CORPORATION


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PILGRIM PRIME RATE TRUST

                                      By: Pilgrim Investments, Inc.,
                                          as its investment manager


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PAMCO CAYMAN LTD.

                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                  By  /s/ Mark K. Okada
                                      -----------------------------------------
                                    Name:   Mark K. Okada
                                    Title: Executive Vice President

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                                  PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.

                                      By: Pilgrim Investments, Inc.
                                          as its investment manager


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PILGRIM CLO 1999-1 LTD.

                                      By: Pilgrim Investments, Inc.
                                          as its investment manager


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PROMETHEUS INVESTMENT FUNDING I LTD


                                  By  /s/ Sylvia K. Chen
                                      -----------------------------------------
                                    Name:   Sylvia K. Chen
                                    Title: Director


                                  By  /s/ Vicky S. Soo
                                      -----------------------------------------
                                    Name:   Vicky S. Soo
                                    Title: Associate Director

                                  PUTNAM DIVERSIFIED INCOME TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  PUTNAM HIGH YIELD ADVANTAGE FUND


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM HIGH YIELD MANAGED TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM HIGH YIELD TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM HIGH YIELD TRUST II


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM MASTER INCOME TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  PUTNAM MASTERINTERMEDIATE INCOME
                                    TRUST


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM STRATEGIC INCOME FUND


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM VT DIVERSIFIED INCOME FUND


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  PUTNAM VARIABLE TRUST HIGH YIELD FUND


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  ROYALTON COMPANY

                                      By: Pacific Investment Management
                                          Company, as its Investment Advisor


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                  SEQUILS - PILGRIM I, LTD.

                                      By: Pilgrim Investments, Inc.
                                          as its investment manager


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  SIMSBURY CLO, LIMITED

                                      By: MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY, AS
                                          COLLATERAL MANAGER


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  TEXTRON FINANCIAL CORPORATION


                                  By  /s/ Stuart Shulman
                                      -----------------------------------------
                                    Name:   Stuart Shulman
                                    Title: Managing Director


                                  TRIGON HEALTHCARE INC. (ACCT 674)

                                      By: Pacific Investment Management Company,
                                          as its Investment Advisor, acting
                                          through The Bank of New York in the
                                          Nominee Name of Hare & Co.


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

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                                  TRITON CDO IV LIMITED


                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:


                                  VAN KAMPEN PRIME RATE INCOME TRUST


                                  By: Van Kampen Investment Advisory Corp.


                                  By  /s/ Darvin D. Pierce
                                      -----------------------------------------
                                    Name:   Darvin D. Pierce
                                    Title: Vice President


                                  VAN KAMPEN SENIOR FLOATING RATE
                                    FUND


                                  By: Van Kampen Investment Advisory Corp.


                                  By  /s/ Darvin D. Pierce
                                      -----------------------------------------
                                    Name:   Darvin D. Pierce
                                    Title: Vice President

                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By: Van Kampen Investment Advisory Corp.


                                  By  /s/ Darvin D. Pierce
                                      -----------------------------------------
                                    Name:   Darvin D. Pierce
                                    Title: Vice President